SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
NOTE 24: -	SUBSEQUENT EVENTS

1.
On February 4, 2026, Biomica, entered into an exclusive worldwide licensing agreement with Shanghai Lishan Biopharmaceuticals Co., Ltd., or Lishan Biotech, for BMC128 (designated as LS-LBP-002 by Lishan Biotech), a microbiome-based therapeutic designed to enhance anti-tumor immune activity. This agreement grants Lishan Biotech exclusive rights (subject to reaching certain commercial milestones) to further develop, manufacture and commercialize the BMC128, which was developed by Biomica. Pursuant to the terms of the licensing agreement, Biomica is eligible to receive development milestones payments upon progress of Lishan Biotech’s clinical trials and receipt of regulatory approvals, sales milestones payments, and royalties from Lishan Biotech’s sales of future products, subject to certain conditions set forth therein.

2.
On February 10, 2026, Evogene entered into an inducement offer letter agreement (the “Inducement Letter”) with an existing institutional investor of the Company (the “Holder”) of 3,384,616 of the Company’s existing warrants (the “Existing Warrants”) to purchase 3,384,616 of the Company’s ordinary shares, par value NIS 0.2 per share (“ordinary shares”). The Existing Warrants are comprised of (i) 1,692,308 Series A Ordinary Share Purchase Warrants to purchase up to 1,692,308 ordinary shares, which had a five-year exercise term and an exercise price of $3.55 per share (the “Series A Warrants”), and (ii) 1,692,308 Series B Ordinary Share Purchase Warrants to purchase up to 1,692,308 ordinary shares, which had an 18-month exercise term and an exercise price of $3.55 per share (the “Series B Warrants”), all of which were issued in a private placement completed on August 26, 2024. Pursuant to the Inducement Letter, the Holder agreed to exercise for cash the Existing Warrants to purchase all 3,384,616 underlying ordinary shares at a reduced exercise price of $1.00 per share, in consideration of the Company’s agreement to issue to the Holder 5,076,924 new ordinary share purchase warrants (the “New Warrants”) to purchase up to an aggregate of 5,076,924 ordinary shares (the “New Warrant Shares”), which New Warrants will have the terms described below. The Company received aggregate gross proceeds of approximately $3,385 from the exercise of the Existing Warrants by the Holder, before deducting placement agent fees and other offering expenses payable by the Company.

3.
On February 2026, Finally Foods entered into an amendment to Series Pre-Seed A1 Preferred Share Purchase Agreement with certain investors for an aggregate investment of $570 in consideration for the issuance of 148,199 Preferred Pre-Seed A-1 Shares. As a result, the Company’s holding in Finally Foods was decreased to approximately 32%.

4.
On November 27, 2025 the board of directors of Lavie Bio Ltd. approved the distribution of a dividend in the aggregate amount of $4,250. The distribution is subject to court approval.  Following receipt of such approval, during March 2026, Evogene received an amount of approximately $2,928 out of such dividend.

5.
On  February 25, 2026 the board of directors of Biomica Ltd. approved the distribution of a dividend in the aggregate amount of up to $2,700. The distribution is subject to court approval. A motion in this respect has been filed with the Israeli court.